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康迪 KANDI

Kandi Technologies Group, Inc.

NASDAQ GS：KNDI

November 2014

Safe Harbor Statement

Information Regarding Forward-Looking Statements: Except for historical information contained herein, the statements made in the presentation of Kandi Technologies Group, Inc. (the "Company") are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks and uncertainties, which may cause our actual results in future periods to differ materially from forecasted results. These risks and uncertainties include, among other things, product demand, market competition, and government policies. These and other risks are described in the Company's filings with the Securities and Exchange Commission.

All forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by these risk factors. These forward looking statements speak as of the date hereof. Other than as required under the securities laws, the Company does not assume a duty to update these forward-looking statements.

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Company Overview

- Founded in 2002
- Headquarters: Jinhua, Zhejiang Province, China
- 3 full scale production facilities in Shanghai, Jinhua, and Changxing
- FY 2013 Rev: $94.5M, GAAP Net Loss: $ 21.1M, Non-GAAP Net Income: $5.2M

- NASDAQ GS: KNDI (*listed since March 2008*)
- Stock Price: $17.10 *
- 3m Avg. Daily Volume: 2.5M shares
- Market Cap: $791.3M * (46,274,855 outstanding shares)

* *As of November 7, 2014*

- A leading pure electric vehicle products provider in China
- First to launch EV Car-share rental business model*
- Manufacturer of EV parts, all-terrain vehicles(ATVs), utility vehicles (UTVs) and Go-carts
- Established a 50/50 Joint-Venture with Geely Auto (JV Company)

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** through the Company's 9.5% interest in the Service Company, Zhejiang ZuoZhong You Electric Vehicle Service*

Organizational Chart


Kandi Technologies Group, Inc. (KNDI)
100%
Continental Development Limited (BVI)
100%
Zhejiang Kandi Vehicles Co., Ltd.
50%
Kandi Electric Vehicles Group (the "JV Company")
100%
Yongkang Scrou Electric
50%
Jinhua Kandi New Energy Vehicle
100%
Kandi Electric Vehicles (Changxing)
19%
Zhejiang ZuoZhongYou Electric Vehicle Service (the "Service Company")
90%
10%
Kandi Electric Vehicles (Wanning)
100%
Zhejiang Kandi Electric Vehicles (Jinhua)
100%
Kandi Electric Vehicles (Jiangsu)
100%
Kandi Electric Vehicles (Shanghai)
100%
Zhejiang JiHeKang Electric Vehicle Sales

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2014 Q3 Financial Highlights

Revenues (in $M)


60
40
20
0
17.15
44.21
Q3 2013
Q3 2014

Operating Income (in $M)


3
2
1
0
0.62
2.61
Q3 2013
Q3 2014

GAAP Net Income (in $M)


20
10
0
-10
-7.76
13.53
Q3 2013
Q3 2014

Non-GAAP* Net Income (in $M)


10
5
0
-5
-0.87
5.37
Q3 2013
Q3 2014

* Non-GAAP net income exclude (i) the effects of stock award expenses, which were $2,024,550 and $28,000 for the three months ended September 30, 2014 and 2013, respectively, and (ii) the change of the fair value of financial derivatives, which was a gain of $10,187,277 and a loss of $6,864,624 for the three months ended September 30, 2014 and 2013, respectively.

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JV Company - 2014 Financial Highlights

Revenues (in $M)



60
40
20
0
34.86
45.14
46.85
Q1 2014
Q2 2014
Q3 2014

Gross Income (in $M)



8
6
4
2
0
4.29
2.64
7.03
Q1 2014
Q2 2014
Q3 2014

GAAP Net Income (in $M)



6
4
2
0
1.66
0.73
4.4
Q1 2014
Q2 2014
Q3 2014

EV Units Sold by JV (in Unit)



6000
4000
2000
0
1215
4114
1950
Q1 2014
Q2 2014
Q3 2014

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Business Sectors

Electric Vehicle Business

- Launched electric vehicle “COCO” - China’s first pure EV produced in August 2008
- Forged strategic alliances with major Chinese conglomerates (State Grid Corporation of China, Tianneng Power) to launch quick battery exchange (QBEX) in 2011
- Began to accelerate the design, production and distribution of EVs in mid-2012
- Formed 50/50 joint venture with Geely Auto in March 2013
- First to launch Car-Share Program and Group Leasing in Hangzhou in 2013
- A leading manufacturer of pure EV products in China

Legacy Business

- Engaged in design, production and distribution of traditional off-road vehicle products, such as All-Terrain Vehicles (ATVs) , Go-Karts, Utility Vehicles (UTVs) and three-wheeled motorcycles
- China’s premier ATV exporter to the U.S. and Europe

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Market Overview

- Growing consumer demand for motor vehicles in China is a result of rapid economic development and fast-paced urbanization
- Major cities such as Beijing and Shanghai have already introduced policies to restrict the purchase and usage of cars, citing the following four issues:
    1. Traffic congestion
    2. Scarce parking
    3. Environmental contamination
    4. Energy shortage







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Three Drivers of Wasted Resources

Wasted parking resources



Wasting Parking Resources
10%
90%
Parking Time
Driving Time

Wasted road resources



Wasting Road Resources
20%
50%
30%
Road for normal driving
Road for commuters' driving

Wasted vehicle resources



Wasting Vehicle Resources
5%
25%
70%
Only 1 person in car
2-3 persons in car
4-5 persons in car

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EV Industry in China

Major EV technology R&D started in 2001 in China

Driven by two central government five-year plans, Olympic Games, World Expo, and the “1000 cars in 10 cities” demonstration platform

Government’s production and sales goals of 500,000 New Energy Vehicles (NEVs) by 2015 and 5 million NEVs by 2020

The market for EVs has developed slowly for various reasons

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Two Major Misconceptions Regarding EV Development

Manufacturing EV

Expect the pure EVs to have the same technical specifications as the traditional vehicle

Misconceptions



Purpose of EV

Expect EVs to replace traditional vehicles

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Five Major Obstacles To Development of EV Market


WWW

- High Cost
- Short Driving Range
- Long Charging Time
- Lack of Charging Facilities
- Battery Maintenance and Pollution

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Our Solution

MPT (Micro Public Transportation)

A network system for **EV sharing & leasing** as a model for public transportation to alleviate traffic congestion

Individually driven Pure EVs are utilized in this network system (the **Car-Share** Program)

Charging/parking stations providing a variety of services (i.e., charging, maintenance, battery recycling) are located at airports, train stations, hotels, business centers, selected residential areas and other areas prone to traffic congestion.

Centralized tracking system management permits tracking of the status and precise location of each rented vehicle .

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Pure EV Car-Share Operations

Operations

- Centralized Purchasing
- Centralized Management
- Centralized Charging
- Centralized Maintenance
- Decentralized Rent Out

Distribution

- Airport
- Station
- Business Center
- Residential Area
- Industrial Park

Service Network

- Vertical Parking
- Charging/QBEX
- Battery Recycling
- Maintenance
- Network System

Pure EV Car-Share Leasing Program


Stores
APP
Customer Database
Website
Call Center
Short-term Car-Share
Long-term Group Leasing

KANDI

Car-Share System-Network Layout



Station A
站点A
Vertical Garage
Garage Under Business Center
Station E
站点E
Station B
站点B
Industrial Park
On-street Station
站点D
Station D
站点C
Station C
Hotel, Office Building

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Car-Share Program: Operational Management System



Unified Service Platform and Entry for Car Owners
Official Website
Call Center
APP
Stores
Consultation
Reservation
After-service
Payment
Car-pick up
Car return
Car Control Center
Dispatching Control
Information Monitoring
Car Stocking Inventory
Maintenance & Allocation
Emergency Service
Traffic
Cars
Stations

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Operational System-Multimedia Dispatching Center



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Car-Share Infrastructure Network
Smart Vertical Garage

Enabled by "Smart" Technologies

- Fully computerized control system
- Clients not required to enter the garage
- Automatic parking
- Smart charging device assembled







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Car-Share Infrastructure Network
On-Street Parking/Charging Stations






微公交站点


微公交站点

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Car-Share Infrastructure Network
Hotel parking/Charging Stations







Hangzhou
Dragon Hotel

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Hangzhou Car-Share Station Network

Station Category	Number
Smart Vertical Charging/Parking Garage	14
On-street Stations	32
Hotel EV Stations	16
Total	**62**

Category	EV Units
Car-Share Program	2,251
Long-term Leasing Program	3,155
Total	5,406

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Where Has Car-share Program Been Launched?


Urumqi
Harbin
Changchun
Shenyang
Hohhot
Beijing
Tianjin
Yinchuan
Taiyuan
Shijiazhuang
Jinan
Xining
Lanzhou
Zhengzhou
Xian
Hefei
Nanjing
Shanghai
Hangzhou
Lhasa
Chengdu
Chongqing
Wuhan
Nanchang
Changsha
Fuzhou
Taipei
Guiyang
Kunming
Nanning
Guangzhou
Hongkong
Macao
Haikou
Nanjing
(To be Launched)
Shanghai
(Launched in August 2014)
Hangzhou
(Launched in June 2013)
Chengdu
(To be Launched)

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Media Exposure


CCTV 13
CNTV
微公交
浙江杭州
6月7日 星期六
推出公共纯电动汽车分时租赁
13:49


BTV
BTV
@"微公交"
杭州：电动汽车也能租赁 "微公交"亮相杭州


"微公交"你会租吗?
公共平台纯电动汽车分时租赁
07:10


不时有人前来咨询租车


中原午报
杭州"微公交"租赁站点投用


浙江分社
新华财讯
杭州：纯电动汽车"团租"业务进社区


经济参考报

吉利推电动汽车"微公交"经营模式


10 经济·潮生活

国内首个纯电动汽车示范社区杭州启动

电动汽车，浙江迈新步


浙江日報

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Launched Vehicle Models





Basic Parameters		Kandi Mini	
Model	**SMA7000BEV**	**Rated Capacity**	**2**
Announcement Batch	No. 255	Driving Range(km)	160
Overall Dimension	2900 × 1545 × 1590	Max. Speed(km/h)	≥80
Total Weight(kg)	1340	Battery	lithium-ion ferrous phosphate (LFP)battery
Curb Weight(kg)	1160	Motor	SCRMP10U1
Wheel Base(mm)	2080	Motor Power(kw)	Max.20

Basic Parameters		Kandi Panda	
Model	**SMA7001BEV**	**Rated Capacity**	**4**
Announcement Batch	No. 255	Driving Range(km)	160
Overall Dimension	3598 × 1630× 1595	Max. Speed(km/h)	≥80
Total Weight(kg)	1500	Battery	lithium-ion ferrous phosphate (LFP)battery
Curb Weight(kg)	1200	Motor	SCRMP10U1
Wheel Base(mm)	2340	Motor Power(kw)	Max.20

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Model in Development

Kandi *Cyclone*


康迪



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New Models To Be Launched

Kandi K12 (City Beauty)


城市女孩





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New Models To Be Launched

Kandi K13 (City Cowboy)







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Strong Government EV Support

Central government subsidy (RMB 47500)

- Paid to <u>EV manufacturers</u> in advance quarterly upon application and approval and settled annually
- The EV manufacturer submits subsidy payment applications at the end of each quarter to the requisite central government agencies through the regional offices

Local government subsidy

- Paid to <u>consumers</u> who purchase EVs by a price reduction from the dealer
- The dealer submits a subsidy application to the local government after selling an EV to the consumer at a reduced selling price

The ultimate beneficiary of these subsidies is the consumers as the actual prices that consumers pay reflect the deduction of both subsidies.

10% Sales Tax break on electric cars, plug-in hybrids and fuel-cell vehicles, beginning September 1, 2014 and lasting for 3 years. Kandi's three models are eligible for the tax break.

The Central Government set a production and sales goal of 500,000 New Energy Vehicles (NEVs) by 2015 and 5 million NEVs by 2020.

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Kandi Production Facilities—Jinhua, Changxing & Shanghai

Jinhua Facility





Changxing Facility*





Shanghai Facility*





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Facility of Kandi Electric Vehicles Group (JV Company)

Historical Financial Highlights

Financial Highlights

in million $ USD	Fiscal Year Ended Dec 31, 2009	2010	2011	2012	2013	9 months Ended Sep 30, 2013	2014
Revenue	$33.83	$42.88	$40.18	$64.51	$94.54	$43.98	$117.34
Gross Profit	8.21	9.62	9.21	12.89	21.74	10.30	17.59
Operating Income	2.28	3.22	3.04	5.31	1.56	0.62	2.61
GAAP Net Income	1.00	0.95	9.11	6.05	-21.14	-7.76	13.53
Adj. Net Income	2.80	5.00	4.00	4.17	5.16	-0.87	5.35
Fully Diluted EPS	0.05	-0.04	0.32	0.20	0.61	-0.21	0.31
Selected Balance Sheet Items							
Cash/ Cash Equivalent	$0.22	$7.75	$2.29	$12.14	$12.76	$12.45	$49.50
Current Liabilities	42.10	55.82	52.51	73.10	86.64	113.40	100.73
Current Assets	30.00	74.34	69.97	109.00	80.01	89.37	208.85
Total Assets	64.07	109.61	112.27	160.28	204.31	216.95	334.25

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Key Personnel

Hu Xiaoming *CEO & Chairman, Director*

•Chief Executive Officer, President and Chairman of the Board since March 2002

•Project Manager (Chief Scientist) in WX Pure Electric Vehicle Development, a state-level highest-priority technology developmental plan from October 2003 to April 2005

•Served as Chairman of Yongkang Instrument Factory and served as General Manager in Wan Xiang Electric Vehicle Developing Center and Wan Xiang Battery Company

•Recipient of numerous invention patents, utility model patents, and appearance design patents.

Zhu Xiaoying *CFO & Director*

•CFO and Director since 2003.

•Served as accounting manager for Zhejiang Yongkang Automobile Manufacture Co.

•Bachelor's Degree in accounting from Hangzhou Electronic Engineering University and joined Kandi in September 2003.

Qian Jinsong *General Manager & Director*

•General Manager of Zhejiang Kandi Vehicles Co. Ltd since 2011, and Director of Kandi Technologies

•Joined Zhejiang Kandi Vehicles Co. as Deputy General Manager in October 2009. Worked at Chery Automobile (now "Chery Karry Automobile") from October 2006 to October 2009, and served as Head of the Engineering Construction Group from October 2006 to 2007

•Head of the Product Development Team from March 2007 to September 2007, and as Vice Manager of the Q21 Project in October 2007

Chen Liming *Director*

•Director since May 2012.

•Serves as an advisor to AA Wind & Solar Energy Development Group, LLC.

•Participated in a joint venture with Mr. Qiu Youmin, the former designer of Geely, and assisted in the development of super mini three seat pure electric vehicles

•Served as a Professor of Electrical Engineering at Zhejiang University from 1983 to 1997 and was a visiting scholar in the Electrical Engineering Department at Columbia University in New York City from 1981 to 1983

•Bachelor's degree from Southeast University in Jiangsu, China

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Key Personnel

Jerry Lewin *Director*

•Director since November 2010

•Serves as Senior Vice President of Field Operations for Hyatt Hotels Corporation and is responsible for managing 35 hotels throughout North America

•Member of the Hyatt Hotels Corporation's Managing Committee and sits on the board of directors of the New York City Hotel Association

•B.S. from Cornell University and completed the Executive Development Program at J.L. Kellogg Graduate School of Management at Northwestern University

Henry Yu *Director*

•Director since July 2011

•Serves as Managing Director and Regional Manager for Global Financial Institutions (Asia) of Fifth Third Bank

•Served as Senior Manager at East West Bank, Shanghai Bosun Capital Advisors, and Standard Chartered and Managing Director of Global Trade Solutions of SunTrust Bank in Atlanta, Georgia.

•Holds Series 7 and 62 Certifications from the Financial Industry Regulatory Authority

•B.A. in Economics from the University of Michigan and MBA in Finance from the University of Detroit

Ni Guangzheng *Director*

•Director since November 2010

•Permanent member of Chinese Society of Electrical Engineering

•Served as the Deputy Director of Technical Committee & Director of EV Research Institute of National ERC of Power Electronic Technology since 1998

•Extensive experience in the areas of electro-technical and electrical engineering

•B.S. in electrical machine and M.S. in electro-technology theory from Xi'an Jiaotong University

Investment Highlights

- Growing industry with tremendous market demand
- Strong national/local government support
- Seasoned management team
- Significant revenues & earnings growth
- Leading pure EV provider in China

Contact

Company Investor Relations Contact

Kewa Luo | *Head of Public Relations, VP* | New York, NY

1 212 551 3610 | IR@kandigroup.com

Corporate Counsel

Pryor Cashman LLP | New York, NY

Independent Auditor

Albert Wong & CO. | Hong Kong, China

Transfer Agent

Corporate Stock Transfer, Inc. | Denver, CO

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低碳出行 清洁城市 美丽中国
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Thank you

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